Exhibit 99.4

Schedule III

THE ROUSE COMPANY AND SUBSIDIARIES

Real Estate and Accumulated Depreciation (note 1)

December 31, 2003

(in thousands)

		Initial cost to Company		Costs capitalized subsequent to acquisition		Gross amount at which carried at close of period						Life on which
Description	Encumbrances	Land	Buildings and improvements	Improvements	Carrying costs (note 2)	Land	Buildings and improvements	Total	Accumulated depreciation and amortization	Date of completion of construction	Date acquired	depreciation in latest income statement is computed

Operating Properties:

Fashion Show Retail Center Las Vegas, NV	$272,406	$86,499	$120,347	$360,781	$—	$86,499	$481,128	$567,627	$42,726	03/81	06/96	Note 6

Staten Island Mall Retail Center Staten Island, NY	172,009	37,867	197,274	1,913	—	37,867	199,187	237,054	2,060	08/73	08/03	Note 6

North Star Retail Center San Antonio, TX	—	54,000	173,343	3,606	—	54,000	176,949	230,949	12,083	09/60	05/02	Note 6

Lakeside Mall Retail Center Sterling Heights, MI	—	51,300	175,161	3,209	—	51,300	178,370	229,670	10,213	03/76	05/02	Note 6

The Mall in Columbia Retail Center Columbia, MD	163,210	6,788	—	196,822	—	6,788	196,822	203,610	40,829	08/71	N/A	Note 6

Pioneer Place Mixed-Use Project Portland, OR	129,225	2,813	—	178,137	—	2,813	178,137	180,950	39,681	03/90	N/A	Note 6

Willowbrook Retail Center Wayne, NJ	174,722	56,654	114,629	7,938	—	56,654	122,567	179,221	7,417	09/69	05/02	Note 6

The Streets at South Point Retail Center Durham, NC	134,592	18,266	143,474	—	—	18,266	143,474	161,740	8,549	03/02	05/02	Note 6

Woodbridge Center Retail Center Woodbridge, NJ	121,899	26,301	—	134,330	—	26,301	134,330	160,631	47,787	03/71	N/A	Note 6

South Street Seaport Retail Center New York, NY	21,050	—	—	159,780	—	—	159,780	159,780	44,790	07/83	N/A	Note 6

		Initial cost to Company		Costs capitalized subsequent to acquisition		Gross amount at which carried at close of period						Life on which
Description	Encumbrances	Land	Buildings and improvements	Improvements	Carrying costs (note 2)	Land	Buildings and improvements	Total	Accumulated depreciation and amortization	Date of completion of construction	Date acquired	depreciation in latest income statement is computed

Ridgedale Center Retail Center Minneapolis, MN	$105,000	$20,216	$129,171	$1,306	$—	$20,216	$130,477	$150,693	$6,505	01/74	11/02	Note 6

Arizona Center Mixed-Use Project Phoenix, AZ	45,302	96	—	149,041	—	96	149,041	149,137	44,803	11/90	N/A	Note 6

Paramus Park Retail Center Paramus, NJ	99,178	13,476	—	130,742	—	13,476	130,742	144,218	27,626	03/74	N/A	Note 6

Fashion Place Retail Center Salt Lake City, UT	67,484	19,379	119,715	3,330	—	19,379	123,045	142,424	11,098	03/72	10/98	Note 6

Owings Mills Retail Center Baltimore, MD	—	21,639	—	119,036	—	21,639	119,036	140,675	23,089	07/86	N/A	Note 6

Beachwood Place Retail Center Cleveland, OH	110,869	10,673	—	128,707	—	10,673	128,707	139,380	23,580	08/78	N/A	Note 6

Oviedo Marketplace Retail Center Orlando, FL	54,703	9,594	—	122,730	—	9,594	122,730	132,324	12,857	03/98	N/A	Note 6

Collin Creek Retail Center Plano, TX	74,013	26,419	102,037	1,298	—	26,419	103,335	129,754	5,890	07/81	05/02	Note 6

Westlake Center Mixed-Use Project Seattle, WA	69,329	10,582	—	102,916	—	10,582	102,916	113,498	35,406	10/88	N/A	Note 6

The Gallery at Harborplace Mixed-Use Project Baltimore, MD	90,886	6,648	—	106,065	—	6,648	106,065	112,713	35,736	09/87	N/A	Note 6

Bayside Marketplace Retail Center Miami, FL	69,477	—	—	106,924	—	—	106,924	106,924	28,789	04/87	N/A	Note 6

		Initial cost to Company		Costs capitalized subsequent to acquisition		Gross amount at which carried at close of period						Life on which
Description	Encumbrances	Land	Buildings and improvements	Improvements	Carrying costs (note 2)	Land	Buildings and improvements	Total	Accumulated depreciation and amortization	Date of completion of construction	Date acquired	depreciation in latest income statement is computed

Mall St. Matthews Retail Center Louisville, KY	$66,951	$—	$—	$106,165	$—	$—	$106,165	$106,165	$29,848	03/62	N/A	Note 6

Faneuil Hall Marketplace Retail Center Boston, MA	55,000	—	—	99,983	—	—	99,983	99,983	22,244	08/76	N/A	Note 6

White Marsh Retail Center Baltimore, MD	75,324	10,783	—	86,685	—	10,783	86,685	97,468	27,848	08/81	N/A	Note 6

Governor’s Square Retail Center Tallahassee, FL	65,648	—	—	86,380	—	—	86,380	86,380	23,643	08/79	N/A	Note 6

Oakwood Center Retail Center Gretna, LA	50,437	15,938	—	67,267	—	15,938	67,267	83,205	19,935	10/66	10/82	Note 6

Augusta Mall Retail Center Augusta, GA	52,323	4,697	—	76,100	—	4,697	76,100	80,797	11,771	08/78	N/A	Note 6

Hulen Mall Retail Center Ft. Worth, TX	—	7,575	—	67,068	—	7,575	67,068	74,643	18,089	08/77	N/A	Note 6

Riverwalk Retail Center New Orleans, LA	12,095	—	—	74,462	—	—	74,462	74,462	19,189	08/86	N/A	Note 6

Southland Center Retail Center Taylor, MI	56,500	6,581	62,362	173	—	6,581	62,535	69,116	3,473	07/70	11/02	Note 6

Harborplace Retail Center Baltimore, MD	31,815	—	—	62,325	—	—	62,325	62,325	15,418	07/80	N/A	Note 6

Blue Cross & Blue Shield Building I Office Building Baltimore, MD	19,401	1,000	—	43,842	—	1,000	43,842	44,842	15,300	07/89	N/A	Note 6

		Initial cost to Company		Costs capitalized subsequent to acquisition		Gross amount at which carried at close of period						Life on which
Description	Encumbrances	Land	Buildings and improvements	Improvements	Carrying costs (note 2)	Land	Buildings and improvements	Total	Accumulated depreciation and amortization	Date of completion of construction	Date acquired	depreciation in latest income statement is computed

Village of Cross Keys Mixed-Use Project Baltimore, MD	$13,264	$925	$—	$36,965	$—	$925	$36,965	$37,890	$13,624	09/65	N/A	Note 6

Aon Building II Office Building Baltimore, MD	15,555	1,000	—	25,960	—	1,000	25,960	26,960	10,324	09/87	N/A	Note 6

Hunt Valley 75 Office Building Hunt Valley, MD	15,073	8,136	14,187	4,206	—	8,136	18,393	26,529	3,051	07/84	12/98	Note 6

Mondawmin Mall Retail Center Baltimore, MD	17,001	2,251	—	23,553	—	2,251	23,553	25,804	11,664	10/56	12/79	Note 6

Seventy Columbia Corp Ctr Office Building Columbia, MD	20,586	857	—	23,610	—	857	23,610	24,467	8,030	06/92	N/A	Note 6

Westdale Mall Retail Center Cedar Rapids, IA	20,182	655	21,891	—	—	655	21,891	22,546	1,097	07/79	10/98	Note 6

Senate Plaza Office Building Camp Hill, PA	12,937	2,284	13,319	3,844	—	2,284	17,163	19,447	5,855	07/72	12/98	Note 6

Blue Cross & Blue Shield Building II Office Building Baltimore, MD	7,052	1,000	—	16,197	—	1,000	16,197	17,197	5,292	08/90	N/A	Note 6

Forty Columbia Corp Ctr Office Building Columbia, MD	10,738	636	—	15,863	—	636	15,863	16,499	7,671	06/87	N/A	Note 6

Fifty Columbia Corp Ctr Office Building Columbia, MD	11,174	463	—	15,463	—	463	15,463	15,926	6,295	11/89	N/A	Note 6

		Initial cost to Company		Costs capitalized subsequent to acquisition		Gross amount at which carried at close of period						Life on which
Description	Encumbrances	Land	Buildings and improvements	Improvements	Carrying costs (note 2)	Land	Buildings and improvements	Total	Accumulated depreciation and amortization	Date of completion of construction	Date acquired	depreciation in latest income statement is computed

Aon Building I Office Building Baltimore, MD	$8,424	$650	$—	$15,227	$—	$650	$15,227	$15,877	$6,498	11/88	N/A	Note 6

Centerpointe Office Building Baltimore, MD	6,117	3,855	11,302	414	—	3,855	11,716	15,571	1,911	07/87	12/98	Note 6

Sixty Columbia Corp Ctr Office Building Columbia, MD	13,790	1,050	—	14,090	—	1,050	14,090	15,140	1,832	02/99	N/A	Note 6

Canyon Center Office Building Las Vegas, NV	11,177	2,081	7,161	5,516	—	2,081	12,677	14,758	3,010	03/98	N/A	Note 6

Schilling Plaza North Office Building Baltimore, MD	5,417	4,470	8,059	2,240	—	4,470	10,299	14,769	1,806	07/80	12/98	Note 6

Canyon Center C&D Office Building/Industrial Las Vegas, NV	108	1,722	—	12,036	—	1,722	12,036	13,758	2,789	06/98	N/A	Note 6

Thirty Columbia Corp Ctr Office Building Columbia, MD	8,053	1,160	—	12,370	—	1,160	12,370	13,530	5,917	04/86	N/A	Note 6

Schilling Plaza South Office Building Baltimore, MD	—	5,000	7,402	979	—	5,000	8,381	13,381	2,154	07/87	12/98	Note 6

Crossing Business Center Phase III Office Building Las Vegas, NV	7,592	2,842	1,416	8,033	—	2,842	9,449	12,291	2,179	09/96	N/A	Note 6

American City Building Office Building Columbia, MD	—	—	—	11,295	—	—	11,295	11,295	9,781	03/69	N/A	Note 6

		Initial cost to Company		Costs capitalized subsequent to acquisition		Gross amount at which carried at close of period						Life on which
Description	Encumbrances	Land	Buildings and improvements	Improvements	Carrying costs (note 2)	Land	Buildings and improvements	Total	Accumulated depreciation and amortization	Date of completion of construction	Date acquired	depreciation in latest income statement is computed

Twenty Columbia Corp Ctr Office Building Columbia, MD	$3,590	$927	$—	$10,024	$—	$927	$10,024	$10,951	$5,571	06/81	N/A	Note 6

10000 W. Charleston Arbors Office Building Summerlin, NV	23,515	695	—	9,719	—	695	9,719	10,414	2,663	05/99	N/A	Note 6

201 International Circle Office Building Baltimore, MD	3,546	5,464	3,763	822	—	5,464	4,585	10,049	1,049	07/82	12/98	Note 6

Metro Plaza Retail Center Baltimore, MD	—	205	—	9,600	—	205	9,600	9,805	5,482	10/56	12/82	Note 6

Crossing Business Center Phase I Office Building Las Vegas, NV	6,763	1,326	7,951	503	—	1,326	8,454	9,780	1,901	12/94	06/96	Note 6

Riverspark/Building 2 Office Building/Industrial Columbia, MD	1,313	2,783	6,594	286	—	2,783	6,880	9,663	1,027	07/87	12/98	Note 6

Ten Columbia Corp Ctr Office Building Columbia, MD	—	733	—	8,276	—	733	8,276	9,009	4,469	09/81	N/A	Note 6

10190 Covington Cross Office Building Las Vegas, NV	6,366	1,257	398	7,044	—	1,257	7,442	8,699	1,372	12/97	N/A	Note 6

Riverspark Building B Industrial Building Columbia, MD	—	2,117	2,545	3,366	—	2,117	5,911	8,028	821	07/85	12/98	Note 6

USA Group Office Building/Industrial Las Vegas, NV	6,255	1,197	4,880	1,557	—	1,197	6,437	7,634	1,057	11/98	N/A	Note 6

Other properties and related investments	119,129	53,888	105,735	72,100	—	53,888	177,835	231,723	42,813

Total Operating Properties	$2,835,565	$637,413	$1,554,116	$3,160,219	$—	$637,413	$4,714,335	$5,351,748	$897,277

		Initial cost to Company		Costs capitalized subsequent to acquisition		Gross amount at which carried at close of period						Life on which
Description	Encumbrances	Land	Buildings and improvements	Improvements	Carrying costs (note 2)	Land	Buildings and improvements	Total	Accumulated depreciation and amortization	Date of completion of construction	Date acquired	depreciation in latest income statement is computed

Properties in Development:

Kendall Town Center New Retail Center Dade County, FL	$22,750	$31,860	$—	$23,443	$—	$31,860	$23,443	$55,303	N/A	N/A	N/A	N/A

The Shops at La Cantera New Retail Center San Antonio, TX	4,461	17,371	—	27,184	—	17,371	27,184	44,555	N/A	N/A	N/A	N/A

Summerlin Center New Retail Center Summerlin, NV	6,284	14,970	—	5,879	—	14,970	5,879	20,849	N/A	N/A	N/A	N/A

Arizona Center Developed/Developable Land Under Master Lease Phoenix, AZ	—	13,893	—	—	—	13,893	—	13,893	N/A	N/A	N/A	N/A

Fashion Show Expansion Las Vegas, NV	—	—	—	7,725	—	—	7,725	7,725	N/A	N/A	N/A	N/A

Fashion Place Expansion of Retail Center Salt Lake City, UT	—	—	—	7,528	—	—	7,528	7,528	N/A	N/A	N/A	N/A

Coral Gables Developable Land Coral Gables, FL	—	7,469	—	—	—	7,469	—	7,469	N/A	N/A	N/A	N/A

Other Projects	—	1,020	—	8,731	—	1,020	8,731	9,751	N/A

Total Properties in Development	$33,495	$86,583	$—	$80,490	$—	$86,583	$80,490	$167,073	N/A

		Initial cost to Company		Costs capitalized subsequent to acquisition		Gross amount at which carried at close of period						Life on which
Description	Encumbrances	Land	Buildings and improvements	Improvements	Carrying costs (note 2)	Land	Buildings and improvements	Total	Accumulated depreciation and amortization	Date of completion of construction	Date acquired	depreciation in latest income statement is computed

Properties Held for Sale

3800 Howard Hughes Pky Office Building/Industrial Las Vegas, NV	$35,318	$3,569	$38,438	$3,061	$—	$3,569	$41,499	$45,068	$11,806	11/86	06/96	Note 6

3993 Howard Hughes Pky Office Building Las Vegas, NV	24,456	1,526	—	29,085	—	1,526	29,085	30,611	5,364	01/00	N/A	Note 6

3773 Howard Hughes Pky Office Building Las Vegas, NV	20,364	1,739	22,625	2,987	—	1,739	25,612	27,351	5,224	11/95	06/96	Note 6

3960 Howard Hughes Pky Office Building Las Vegas, NV	22,410	800	—	24,034	—	800	24,034	24,834	7,448	4/98	N/A	Note 6

3930 Howard Hughes Pky Office Building Las Vegas, NV	3,600	3,108	11,279	1,043	—	3,108	12,322	15,430	4,411	12/94	06/96	Note 6

3770 Howard Hughes Pky Office Building Las Vegas, NV	4,786	691	8,010	2,805	—	691	10,815	11,506	4,692	10/90	06/96	Note 6

Other properties and related investments	1	6,197	—	12,690	—	6,197	12,690	18,887	2,235

Total Properties Held for Sale	$110,935	$17,630	$80,352	$75,705	$—	$17,630	$156,057	$173,687	$41,180

		Initial cost to Company		Costs capitalized subsequent to acquisition		Gross amount at which carried at close of period						Life on which
Description	Encumbrances	Land	Buildings and improvements	Improvements	Carrying costs (note 2)	Land	Buildings and improvements	Total	Accumulated depreciation and amortization	Date of completion of construction	Date acquired	depreciation in latest income statement is computed

Investment Land and Land Held for Development and Sale:

Summerlin Land in Various Stages of Development Summerlin, NV	$21,006	$74,029	$—	$133,468	$—	$207,497	$—	$207,497	N/A	N/A	06/96	N/A

Columbia and Emerson Land in Various Stages of Development Howard County, MD	—	53,000	—	43,564	—	96,564	—	96,564	N/A	N/A	09/85	N/A

West Houston Land in Various Stages of Development Houston, TX	57,372	86,502	—	—	—	86,502	—	86,502	N/A	N/A	05/03	N/A

Canyon Springs Land Held for Development Riverside County, CA	—	12,872	—	11,029	—	23,901	—	23,901	N/A	N/A	07/89	N/A

Other	—	—	—	202	—	202	—	202	N/A

Total Investment Land and Land Held for Development and Sale	78,378	226,403	—	188,263	—	414,666	—	414,666	N/A

Total	$3,058,373	$968,029	$1,634,468	$3,504,677	$—	$1,156,292	$4,950,882	$6,107,174	$938,457